UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2011

BRADY CORPORATION
 (Exact name of registrant as specified in its charter)

Wisconsin	1-14959	39-0971239
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6555 West Good Hope Road Milwaukee, Wisconsin	53223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 358-6600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Report on Form 8-K/A is being filed by Brady Corporation solely to file a corrected version of Exhibit 10.1 to the Form 8-K originally filed on July 26, 2011. All other information in that Form 8-K filed July 26, 2011 remains unchanged.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
10.1	Form of Amendment, dated July 20, 2011, to restricted stock agreement for restricted stock issued on January 8, 2008 to Frank M. Jaehnert, Thomas J. Felmer, Allan J. Klotsche, Peter C. Sephton and Matthew O. Williamson. (Corrected Version)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: July 28, 2011	/s/ Thomas J. Felmer
Thomas J. Felmer
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Form of Amendment, dated July 20, 2011, to restricted stock agreement for restricted stock issued on January 8, 2008 to Frank M. Jaehnert, Thomas J. Felmer, Allan J. Klotsche, Peter C. Sephton and Matthew O. Williamson. (Corrected Version)